STOCKJUNGLE.COM TRUST
                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                            NOTICE OF SPECIAL MEETING
                         TO BE HELD ON OCTOBER 31, 2000

     A Special Meeting (the "Meeting") of shareholders of the StockJungle.com Market Leaders Growth Fund, StockJungle.com Pure Play Internet Fund, and StockJungle.com Community Intelligence Fund (collectively, the "Funds") will be held on October 31, 2000, at 10:00 a.m., Pacific Time, at the offices of StockJungle.com Trust, 5750 Wilshire Boulevard - Suite 560, Los Angeles, California 90036.

     At the Meeting, the shareholders of the Funds will be asked to consider and vote on a proposed reorganization of the Funds into identical, newly created portfolios (the "New Funds") of the Trust for Investment Managers ("TIM") and such other business as may properly come before the Meeting or any adjournments. Although the New Funds will be identical to the existing Funds in most respects, the New Funds will pay some operating expenses not presently paid by the Funds.

     The Board of Trustees has unanimously approved the proposed reorganization and recommends that you vote FOR the proposal. Please read the accompanying Combined Proxy Statement and Prospectus for a more complete discussion of the proposed reorganization.


                                        BY ORDER OF THE BOARD OF TRUSTEES
                                        MICHAEL J. WITZ, PRESIDENT

October 16, 2000

                              STOCKJUNGLE.COM TRUST
                          TRUST FOR INVESTMENT MANAGERS


                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND


                     COMBINED PROXY STATEMENT AND PROSPECTUS


     The Board of Trustees of StockJungle.com Trust (referred to below as "SJTrust") is soliciting the proxy which accompanies this Combined Proxy Statement and Prospectus (the "Proxy Statement") in connection with a Special Meeting (the "Meeting") of shareholders of the portfolios of SJTrust. The portfolios are the StockJungle.com Market Leaders Growth Fund (the "Market Leaders Fund"), StockJungle.com Pure Play Internet Fund ("Internet Fund"), and StockJungle.com Community Intelligence Fund ("Community Fund"). These portfolios are sometimes referred to below as the "Funds." The Meeting will be held on October 31, 2000 at 10:00 a.m. Pacific Time at 5750 Wilshire Boulevard - Suite 560, Los Angeles, California.

     The Meeting is being called to consider the proposed reorganization of the Funds into identical, newly created portfolios (the "New Funds") of Trust for Investment Managers ("TIM"), and to transact such other business as may properly come before the Meeting or any adjournments. SJTrust, a Massachusetts business trust, and TIM, a Delaware business trust, both are open-end management investment companies (referred to generally as "mutual funds").

     The investment objectives and policies of each of the New Funds are identical to those of the corresponding Funds. The investment adviser of the New Funds is StockJungle.com Investment Advisers, Inc. (the "Adviser"), which currently serves as adviser to the Funds. However, the normal operating expenses of each New Fund will be limited by the Adviser to 1.45% of average annual net assets, compared to 1.00% for the existing Funds.

     This Proxy Statement is furnished to the shareholders of each Fund on behalf of SJTrust's Board of Trustees in connection with the Funds' solicitation of voting instructions for use at the Meeting. This Proxy Statement is being distributed electronically to shareholders of the Funds on or about October 16, 2000. However, the Funds will deliver a paper-based version of this Proxy Statement and the accompanying documents upon request by a shareholder.

     This Proxy Statement is organized as follows:

     1.   Summary of Proxy Statement - begins on page 3.

     2.   Proposed Reorganization of the Funds - begins on page 10

     3.   Voting and Meeting Procedures - begins on page 17

     4.   General Information - begins on page 21

     The New Funds will have the same names as the existing Funds. To avoid confusion, the New Funds are referred to below as the "New Market Leaders Fund," "New Internet Fund," and "New Community Fund," respectively.

     A prospectus for the New Funds (the "Prospectus") accompanies and is incorporated into this Proxy Statement. This Proxy Statement and the Prospectus set forth concisely the information about the proposed reorganization that you should know before voting on the proposed reorganization. You should retain them for future reference.

     Additional information about TIM has been filed with the Securities and Exchange Commission (the "Commission"). You can review it at the Public Reference Room of the Commission (for hours of operation, call 1-202-942-8090). You may retrieve text-only copies at no charge from the "EDGAR" database on the Commission's website at http://www.sec.gov. You also may get such copies for a fee by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to the Commission at publicinfo@sec.com.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dated: October 16, 2000

                           SUMMARY OF PROXY STATEMENT

     The Board of Trustees of SJTrust has approved a plan to reorganize the Funds into the New Funds. The New Funds are portfolios of TIM, a registered investment company with multiple portfolios advised by a variety of independent investment advisers. TIM is sponsored and administered by Investment Company Administration L.L.C. ("ICA") to permit smaller advisers to offer the benefits of mutual fund portfolios to their clients. Fund management believes that reorganizing the Funds as part of the TIM fund group with other portfolios may in the long run reduce certain expenses paid by shareholders (such as securities registration fees, legal fees, insurance costs and trustee fees and expenses), as economies of scale may result when Fund assets are aggregated with assets of other TIM portfolios by spreading such expenses over a larger asset base.

COMPARISON OF FEES AND EXPENSES

     The normal operating expenses of each New Fund will be limited by the Adviser to 1.45% of average annual net assets, compared to 1.00% for the existing Funds.

     TIM has adopted a shareholder service plan under which the New Funds will pay the expenses of the Adviser and others associated with servicing of shareholders of the New Funds up to 0.25% of the New Funds' average annual net assets. In comparison, SJTrust has no such plan.

     The Investment Advisory Agreement between the Adviser and the New Funds provides that each New Fund pays an advisory fee at the annual rate of 1.00% of the New Fund's average net assets, and other normal New Fund operating expenses, except that the Adviser is contractually obligated to reimburse each New Fund for all operating expenses (other than brokerage commissions and extraordinary expenses) over 1.45% of the New Fund's average net assets for the term of the Agreement (currently through September 28, 2002). In comparison, under the current Investment Advisory Agreement between the Adviser and the Funds, the Funds pay the Adviser a 1.00% advisory fee, but the Adviser pays all the Funds' normal operating expenses (other than brokerage commissions and extraordinary expenses), effectively capping annual expenses at 1.00%.

     However, before management of SJTrust had suggested the possibility of reorganizing SJTrust to its Board of Trustees, the Board had adopted a shareholder service plan for the Funds similar to the plan adopted for the New Funds, and had approved an increase in the expense cap of the Funds to 1.45% (subject to approval of the shareholders of the Funds). Thus, if for any reason the reorganization is not approved by the shareholders of the Funds, the Board intends to hold another special meeting of shareholders to approve an amendment to the Funds' current Investment Advisory Agreement to increase the expense cap for the Funds to 1.45%.

     The following table compares the annual operating expenses of each Fund with the corresponding New Fund.

                                                                 Pure Play              Community
                                       Market Leaders Fund      Internet Fund        Intelligence Fund
Annual Fund Operating Expenses         -------------------    ------------------     ------------------
(expenses deducted from Fund assets)   Existing       New     Existing      New      Existing      New
------------------------------------   --------      -----    --------     -----     --------     -----
Management Fee*                          1.00%        1.00%     1.00%       1.00%      1.00%       1.00%
Distribution (12b-1) Fee**               None         None      None        None       None        None
Other Expenses**                         0.00%       19.85%     0.00%      11.62%      0.00%       7.32%
Total Annual Operating Expenses**        1.00%       20.85%     1.00%      12.62%      1.00%       8.32%
Fee Waivers and Expense
Reimbursements***                        None       -19.40%     None      -11.17%      None       -6.87%
Net Expenses***                          1.00%        1.45%     1.00%       1.45%      1.00%       1.45%

----------
* The "Management Fee" is an annual fee, payable monthly out of each Fund's net assets.

** "Other Expenses" for each Fund, and thus "Total Annual Fund Operating Expenses" for each Fund, are estimates and may be higher or lower than shown above.

*** The Adviser charges the existing Funds an all-inclusive 1.00% Management Fee and pays all of the expenses of the Funds (other than brokerage commissions and extraordinary costs). The New Funds' Investment Advisory Agreement contractually requires the Adviser to limit its fees or reimburse each New Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses at or below 1.45% for the term of the Agreement (currently through September 28, 2002).

     The following example compares the cost of investing in the New Funds with the cost of investing in the existing Funds. The example assumes that:

     *    you invest $10,000 for the time periods indicated;

     *    your investment has a 5% return each year;

     *    Fund operating expenses remain the same; and

     *    you redeem your shares at the end of the relevant period.

Although your actual costs may be
higher or lower, based on these
assumptions your costs would be as
follows:                                             1 Year           3 Years
                                                     ------           -------
Market Leaders Fund
     Existing                                         $102              $318
     New                                              $147              $458

Pure Play Internet Fund
     Existing                                         $102              $318
     New                                              $147              $458

Community Intelligence Fund
     Existing                                         $102              $318
     New                                              $147              $458

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the New Funds are identical to those of the corresponding Funds. These are as follows:

INVESTMENT OBJECTIVES

     Each Fund seeks to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     StockJungle.com, Inc., the Adviser's corporate parent, has established a website on the Internet at http://www.stockjungle.com. One section of the website has been designated by StockJungle.com as a community forum (the "Community Site") in which visitors to the website (whether or not they are shareholders of one or more of the Funds) can suggest investment opportunities and ideas. Visitors can create screen names and actively manage virtual stock portfolios by submitting stock recommendations with explanations of the reasons for their stock picks, and can also view stock picks and explanations written by others. The Community Site is a rated forum in that StockJungle.com, Inc. tracks the performance of visitors' virtual stock portfolios over time using a quantitative process, and provides cash rewards to those visitors with the highest rated portfolios. The Adviser uses the Community Site as a resource to identify potential candidates for the Funds. The Community Site is the sole source of potential investments for the Community Fund, but not for other Funds.

     The Adviser analyzes potential investments using a "bottom-up" method (I.E., on a company-by-company basis rather than on analysis of broader factors related to the economy and the outlook for various industries). Each Fund normally will be fully invested (subject to liquidity needs) in a diversified portfolio of equity securities of U.S. companies.

     THE STOCKJUNGLE.COM MARKET LEADERS FUND invests in companies with market capitalizations of at least $20 billion at the time of purchase that, in the opinion of the Adviser, have demonstrated consistently strong quantitative measures of value (E.G., return on equity), hold strong competitive positions in their respective industries, and have favorable long-term growth prospects (based on the Adviser's qualitative analysis of the companies' business models). In addition, the Fund may invest up to 20% of its net assets in the common stock of companies the Adviser identifies as leaders in relatively new and less established industries (E.G., genomics) that have favorable growth prospects.

     THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND invests in companies with market capitalizations of at least $1 billion at the time of purchase that the Adviser determines to be "Pure Play Internet" companies, i.e., companies that derive at least 50% of their revenue from the Internet and/or the World Wide Web ("WWW"), and whose stocks have the potential for long-term growth (based on the Adviser's qualitative analysis of the companies' business models). At times, the Fund may focus on particular sub-sectors of Internet companies, such as infrastructure and software companies.

     THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND invests in companies with market capitalizations of at least $100 million at the time of purchase and favorable growth prospects. The Adviser selects portfolio securities for the Fund solely from a pool of equity investment opportunities which are (i) recommended to StockJungle.com, Inc. by visitors to its website, (ii) researched by the adviser and analyzed to determine their potential for capital appreciation, and (iii) if deemed acceptable by the Adviser, selected for investment by the Fund.

COMPARISON OF STRUCTURE AND OPERATION

     Each New Fund will be advised and operated in substantially the same manner as its corresponding Fund. The Adviser, which currently advises the Funds, will continue to act as adviser to the New Funds. The other service providers to the Funds will also be unchanged. There will be no significant change in distribution and purchase procedures, exchange rights, or redemption procedures.

     The New Funds are established and administered under Delaware law, while the Funds are maintained under Massachusetts law. The two forms of organization are very similar. The operations of TIM, like those of SJTrust, are subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and to the rules and regulations of the Commission thereunder.

     The reorganization will have no material federal income tax consequences to you, the Funds or the New Funds.

COMPARISON OF RISK FACTORS

     The principal investment risks of each of the New Funds are identical to those of the corresponding Funds. The risks of the Funds are as follows:

INVESTING IN MUTUAL FUNDS

     All mutual funds carry risk. You may lose money on your investment in any of the Funds. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no assurance exists that any Fund's investment objective will be achieved. In addition, you should be aware that none of the Funds has any substantial operating history and the Adviser has no substantial prior experience in serving as an investment adviser to a mutual fund.

MARKET RISK OF EQUITY INVESTING

     The net asset value of each of the Funds fluctuates based on changes in the value of its underlying portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of equity securities in which each Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by each Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Funds' shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

RELIANCE ON RECOMMENDATIONS

     The effectiveness of the Community Intelligence Fund's investment strategy depends on the ongoing participation by visitors to the Community Site and the submission of bona-fide potential investments for the Funds. There are no assurances that the Community Site will continue to attract such participation.

TECHNOLOGY SECTOR RISK

     Each of the Market Leaders Fund and the Community Intelligence Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future, and the Pure Play Internet Fund invests primarily in such companies. Market or economic factors impacting technology companies could have a major effect on the value of each Fund's investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other form of completion. In addition, technology stocks, especially those of smaller, less seasoned companies, tend to have high price/earning ratios and to be more volatile than the overall market.

RISKS ASSOCIATED WITH WEBSITE

     Since the Adviser posts updates of each Fund's holdings and completed trading activity in real time, to the extent practicable, there is a risk that certain investors may attempt to use such information to the detriment of the Funds. The Board of Trustees has considered this issue and has determined that each Fund's and the Adviser's use of the website is nonetheless in the best interests of each Fund and its shareholders. The Board of Trustees monitors the use of the website to determine that it continues to be in the best interests of each Fund's shareholders.

     The Community Site may attract visitors seeking to use the website to influence the market price of a particular security. The Adviser researches and analyzes all recommendations prior to investing in a company's stock. However, there can be no assurances that this provides total protection against any market manipulation.

     Widespread network failure of the Internet and/or WWW could result in delays or interruptions which could, in turn, delay or prevent persons from posting investment recommendations to be submitted to the Adviser for analysis and selection for investment by the Fund.

INVESTMENT IN NEW AND UNSEASONED COMPANIES

     Companies which are relatively new and unseasoned and in their early stages of development may not be well-known to the investing public or have significant institutional ownership. They may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, these companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Finally, new and unseasoned companies may have relatively small revenues and limited product lines, markets, or financial resources; their securities are often traded over-the-counter or on a regional exchange and may trade less frequently and in more limited volume than those of larger, more mature companies. When making larger sales, the Funds may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. As a result, the market prices of these securities may be more subject to volatile fluctuations than those of more mature issuers. Such fluctuations could have an adverse effect on the net asset value of the Funds and your investment.

INVESTMENT IN SMALL AND MID-CAP COMPANIES

     Companies identified by the Adviser as relatively new leaders in smaller and less established industries may include issuers with small or mid-sized capital structures (generally a market capitalization of $5 billion or less). Consequently, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. Accordingly, if the value of the securities of small or mid-capitalization companies held in a Fund's portfolio decline, the Fund may be adversely affected and you could lose money on your investment.

INTERNET SECTOR RISK

     The value of the Pure Play Internet Fund's shares is susceptible to factors affecting the Internet and WWW. This sector may be subject to greater governmental regulation than many other sectors and changes in government policies and the need for regulatory approvals may have a material effect on the products and services of this sector. In addition, because of its relatively narrow focus, the Fund's performance is closely tied to, and affected by, this sector as a whole. Companies in a specialized sector are often faced with the same obstacles, issues or regulatory burdens and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, securities in which the Fund invests are more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.

NEWLY ORGANIZED FUNDS

     The Funds, as well as the Adviser and its parent corporation's StockJungle.com website, are newly organized and are designed and created primarily for on-line investors. Although the Funds and the Adviser believe that investors' ability to access information and features via the website will provide investors a more complete and educational mutual fund experience than is generally available, this is a relatively new approach to mutual fund investing which is still evolving. In April 2000, StockJungle.com Trust terminated operation of its S&P 500 Index Fund series, which did not attract sufficient investors to effectively track the performance of the S&P 500 Index. No assurance exists that the current Funds will attract sufficient investors to ensure that the Funds and the Investment Adviser can operate effectively and profitably in the long run.

                      PROPOSED REORGANIZATION OF THE FUNDS

     The Board of Trustees of SJTrust has approved a plan to reorganize the Funds into the New Funds. The purpose of the reorganization is to lower the expenses paid by the shareholders of the Funds. To proceed, we need the approval of the shareholders of each Fund. The following pages outline the important details of the reorganization in response to the following questions:

     *    Why do we want to reorganize the Funds?

     *    How will we accomplish the reorganization?

     *    What are some of the differences between the Funds and the New Funds?

     * What aspects of the Funds will not change as a result of the reorganization?

     * How will the capitalization of the New Funds compare with that of the existing Funds?

WHY DO WE WANT TO REORGANIZE THE FUNDS?

     As Internet-based investment company portfolios, the Funds are pioneering relatively new methods of mutual fund operation and distribution. The proposed reorganization is part of the continuing evolution of the Funds' concept.

     At their meeting on March 23, 2000, the Board of Trustees of SJTrust determined that it would be in the best interest of the Funds' shareholders to approve a shareholder service plan permitting the Funds to pay expenses of the Adviser and others associated with servicing of Fund shareholders up to 0.25% of the Funds' average annual net assets, and an increase in the annual expense cap of the Funds from 1.00% to 1.45% of average annual net assets (subject to approval by the shareholders of the Funds).

     The Funds are currently distributed only through the website maintained by the Adviser's parent, StockJungle.com, Inc. As of August 21, 2000, the total assets of the Funds were $8,063,374.10. The annual expenses of the Funds are currently capped by the Adviser at 1.00% of the Funds' average daily net assets (as a result of the Adviser's "unitary fee" structure, in which the Adviser is paid a single fee from which it pays all normal Fund expenses), and the resulting expense subsidies to the Funds are provided by the Adviser and its parent company (which has other sources of income from its operation of the StockJungle.com web site). However, at the current asset level of the Funds, these subsidies would amount to more than $419,000 per year. The Adviser and the Board of Trustees believe that, to remain viable in the long run, the Funds will have to substantially increase their assets, so that any expense subsidies will be lower or can be eliminated. The Board of Trustees and management of the Funds believe that obtaining exposure to shareholders from other unaffiliated sources of distribution will assist in increasing the Funds' assets, and that adoption of a shareholder service plan will enable the Funds to do so.

     At the March 23 Board meeting, management also recommended and the Board approved an amendment to the current Investment Advisory Agreement of the Funds to depart from the current "unitary fee" structure, and to increase the annual expense cap of the Funds from 1.00% to 1.45% of average annual net assets. Of this amount, 0.25% is attributable to the addition of the plan of distribution. The additional increase of 0.20% of average annual net assets was recommended to help reduce the impact on the Adviser and its parent of the current expense cap, and to ensure that they can continue to maintain and improve the technology platform on which Fund operations are based in order to provide Fund shareholders with the proper level of service and support. In addition, management believes that the existing "unitary fee" structure has proved to be confusing to prospective investors, and that a more traditional expense methodology will be easier for most shareholders to understand and compare with other mutual funds. As is the current case, the Adviser will not be reimbursed in the future for any remaining expense subsidies to the Funds. Your vote in favor of the reorganization will also in effect be a vote in favor of this amendment.

     At their meeting of June 1, 2000, the Board of Trustees of SJTrust approved the retention of ICA to provide administration services to the Funds, of First Fund Distributors, Inc. (an affiliate of ICA) to provide distribution services to SJTrust, and of Unified Fund Services, Inc. ("Unified") to provide fund accounting and transfer agency services to SJTrust, in place of Countrywide Fund Services, Inc., which was then providing such services. ICA and its affiliate began providing such services to SJTrust on July 17, 2000, and it is anticipated that Unified will begin doing so on October 23, 2000.

     As discussions on the implementation of the transition to ICA continued, management concluded that the Funds could obtain the services of ICA and its affiliate at the same cost through reorganization of the Funds into portfolios of TIM (which is sponsored by ICA), and that such a reorganization could in the long run assist in reducing the expenses of the Funds (such as securities registration fees, legal fees, insurance costs and trustee fees) as a result of the economies of scale which may result when Fund assets were aggregated with the assets of other TIM portfolios and spread over a larger asset base. Accordingly, after further consideration of these matters, management of SJTrust recommended and the Board of Trustees of SJTrust approved the proposed reorganization at their meeting of July 18, 2000. In that connection, the Board specifically determined, as required by the 1940 Act, that the proposed reorganization is in the best interests of the shareholders of each of the Funds, and that the interests of the shareholders would not be diluted as a result of the reorganization.

HOW WILL WE ACCOMPLISH THE REORGANIZATION?

     The Board of Trustees of SJTrust has approved a reorganization agreement between SJTrust (on behalf of the Funds) and TIM (on behalf of the New Funds). This agreement spells out the terms and conditions of the reorganization of the Funds.

     If the shareholders of each Fund approve the reorganization, the reorganization essentially will involve the following steps, which will occur more or less simultaneously:

     * First, each Fund will transfer all of its assets and liabilities to the corresponding New Fund. (In other words, the Growth Fund will transfer its assets and liabilities to the New Market Leaders Fund; the Internet Fund will transfer its assets and liabilities to the New Internet Fund; and the Community Fund will transfer its assets and liabilities to the New Community Fund.)

     * Second, in exchange for the assets transferred to the New Funds, each Fund will receive shares of the corresponding New Fund having a total value equal to the value of the assets the Fund transferred to the New Fund (net of any liabilities).

     * Third, each Fund will distribute the New Fund shares it receives to its shareholders and dissolve.

     * Fourth, each New Fund will open an account for each shareholder of the corresponding dissolving Fund, and will credit the shareholder with shares of the New Fund having the same total value as the Fund shares that he or she owned on the date of the reorganization. Share certificates will not be issued.

     The Adviser will pay the expenses of the reorganization. As a tax free reorganization under Section 368 of the Internal Revenue Code, the reorganization will not have any adverse tax consequences to you, to the Funds, or to the New Funds.

     If the reorganization is approved by the Funds' shareholders, it will take place as soon as feasible. Fund management believes this should be accomplished by November 6, 2000. However, at any time before the reorganization the Board of Trustees may decide that it is not in the best interest of the Funds or their respective shareholders to go forward.

WHAT ARE SOME OF THE DIFFERENCES BETWEEN THE FUNDS AND THE NEW FUNDS?

GOVERNING DOCUMENTS AND LAW.

     The New Funds were established pursuant to an Agreement and Declaration of Trust (the "TIM Declaration of Trust") under Delaware law. The New Funds' operations are governed by the TIM Declaration of Trust and Delaware law applicable to business trusts in Delaware.

     The Funds were established pursuant to an Agreement and Declaration of Trust (the "SJTrust Declaration of Trust") under Massachusetts law. The Funds' operations are governed by the SJTrust Declaration of Trust and by Chapter 182 of the General Laws of the Commonwealth of Massachusetts, which governs business trusts in Massachusetts.

     The two forms of organization are very similar. The operations of the New Funds, like those of the Funds, are subject to the provisions of the 1940 Act, and to the rules and regulations of the Commission thereunder.

STATE LAWS.

     SJTrust is organized as a Massachusetts business trust. Massachusetts law does not expressly provide that claims of third parties against shareholders, trustees, officers, employees, and agents of SJTrust for any act, omission, or obligation of SJTrust are limited to the assets of SJTrust. Because Massachusetts business trust law is silent on this issue, some commentators believe that under Massachusetts law shareholders of Massachusetts trusts such as SJTrust could, under certain circumstances, be held personally liable for trust obligations.

     TIM is organized as a Delaware business trust. Under Delaware law, the shareholders, trustees, officers, employees, and agents of TIM are not liable to third persons for any act, omission, or obligation of TIM unless otherwise provided in the certificate of trust. The TIM certificate of trust does not contain any such provisions, and under Delaware law the shareholders of the New Funds are therefore not liable to third parties for obligations of the New Funds.

     This is only a brief summary of certain similarities between the SJTrust Declaration of Trust and Massachusetts law, and the TIM Declaration of Trust and Delaware law. It is not a complete list of similarities or differences. Shareholders should refer to the provisions of the SJTrust Declaration of Trust, Massachusetts law, the TIM Declaration of Trust, and Delaware law for a more thorough comparison. Copies of the TIM Declaration of Trust and By-Laws are available to shareholders without charge upon written request to TIM at 2020 East Financial Way, Suite 100, Glendora, California 91741.

THE NEW FUNDS WILL HAVE A SHAREHOLDER SERVICE PLAN.

     The New Funds have adopted a shareholder service plan. This plan allows each New Fund to pay fees for services provided by the Adviser and others to its shareholders. The plan provides for the payment of a service fee at the annual rate of up to 0.25% of each New Fund's average daily net assets. The Board of Trustees has approved a similar plan for the Funds which is not yet in effect.

EXPENSES OF THE NEW FUNDS WILL BE GREATER THAN THOSE OF THE FUNDS.

     The Investment Advisory Agreement between the Adviser and the New Funds provides that the Adviser will be paid a fee equal to 1.00% of the average daily net assets of each of the New Funds -- the same as the existing Investment Advisory Agreement for the Funds. There is, however, a difference between the two Agreements with respect to overall operating expenses.

     The existing Investment Advisory Agreement provides for a "unitary" advisory fee - I.E., that the Adviser will pay all of the Funds' normal operating expenses, other than brokerage commissions and extraordinary or non-recurring expenses. The new Investment Advisory Agreement, on the other hand, provides that the New Funds are responsible for the payment of normal operating expenses, but that the Adviser will pay all such expenses in excess of 1.45% of the average daily net assets of the Fund, other than brokerage commissions and extraordinary or non-recurring expenses.

TRUSTEES AND OFFICERS WILL BE DIFFERENT.

     Subject to the provisions of the TIM Declaration of Trust, the business of TIM is managed by its trustees. Like the trustees of SJTrust, the trustees of TIM serve indefinite terms and have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the TIM trustees are substantially the same as those of the trustees of SJTrust under the SJTrust Declaration of Trust. The trustees and officers of TIM are identified and their backgrounds are described in the TIM Statement of Additional Information filed with the Commission.

SHAREHOLDERS OF THE NEW FUNDS WILL VOTE BY SHARES RATHER THAN DOLLARS.

     The SJTrust Declaration of Trust provides that each Fund shareholder is entitled to one vote for each dollar of net asset value of his or her shares of the Fund. The TIM Declaration of Trust provides that each New Fund shareholder is entitled to one vote for each of his or her shares of the New Fund, without regard to the net asset value of such shares.

WHAT ASPECTS OF THE FUNDS WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION?

     After the reorganization, you will own shares of the New Fund that corresponds to the Fund in which you presently hold shares.

THE INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS OF THE NEW FUNDS ARE IDENTICAL TO THOSE OF THE CORRESPONDING FUNDS.

     Each New Fund will seek to provide investors with long-term capital appreciation, in the same manner as the corresponding existing Fund. See PRINCIPAL INVESTMENT STRATEGIES at page 5 above for a description of the New Funds' principal investment strategies and restrictions, which will be the same as the corresponding existing Funds.

     You should review the current prospectus for the Funds (dated June 7, 2000, as supplemented on June 16, June 21, July 26 and August 28, 2000) and the "Investment Strategies" and "Main Risks" sections of the Prospectus of the New Funds for additional information.

THE INVESTMENT ADVISER AND SERVICE PROVIDERS WILL STAY THE SAME.

     StockJungle.com Investment Advisors, Inc. is the investment adviser to the Funds and will continue to manage the New Funds after the reorganization. The Funds are co-managed by Gordon Gustafson and Akber Zaidi, who will continue to have those responsibilities for the New Funds.

     Investment Company Administration L.L.C. is the administrator of the Funds, First Funds Distributors, Inc. is the distributor for the Funds, and Arthur Andersen LLP is the Funds' independent public accountant. They will serve in the same capacity for the New Funds after the reorganization. United Fund Services, Inc. will become the fund accounting agent and transfer agent for the Funds (replacing Integrated Fund Services, Inc., which currently provides these services) and will serve in the same capacity for the New Funds after the reorganization. It is anticipated that Unified will begin providing these services on October 23, 2000.

     See the "Management" section of the Prospectus for further information.

THE TOTAL VALUE OF YOUR SHARES WILL NOT BE AFFECTED BY THE REORGANIZATION.

     On the day of the reorganization, you will receive New Fund shares having the same total value as your shares of the corresponding Fund. The number of New Fund shares you receive, and the per share price of such shares, also will be the same as your shares of the corresponding Fund.

THE REORGANIZATION WILL HAVE NO MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

     We expect the reorganization will have no material federal income tax consequences to you, to the Funds or to the New Funds. We will not proceed with the reorganization unless this point is confirmed by an opinion of counsel. Following the reorganization, the adjusted federal tax basis of your New Fund shares will be the same as the basis of your Fund shares before the reorganization. We do not expect Fund shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to make sure.

YOU WILL CONTINUE TO RECEIVE DIVIDENDS ANNUALLY.

     The Funds currently declare and pay dividends annually, and the New Funds will do the same. As was the case for the Funds, all dividends, if any, paid by the New Funds will be reinvested in shares of the New Funds unless you request otherwise in writing. (You can make such a request by writing to the Funds c/o Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204-1806.) If you have such a request on file for a Fund, it will be applied to your New Fund shares.

SHARE PURCHASE AND REDEMPTION PROCEDURES WILL NOT BE AFFECTED.

     The New Funds will have substantially the same purchase and redemption procedures as the Funds. As was the case for the Funds, the distributor for the New Funds does not charge any fees or sales charges on reinvestments in shares of the New Funds. See the "How to Purchase Shares" and "How to Redeem Shares" sections of the Prospectus.

HOW WILL THE CAPITALIZATION OF THE NEW FUNDS COMPARE WITH THAT OF THE EXISTING FUNDS?

     The following table sets forth as of August 21, 2000: (i) the capitalization of the Funds; (ii) the capitalization of the New Funds; and (iii) the pro forma capitalization of the New Funds, as adjusted to give effect to the reorganizations. If the reorganizations are consummated, the capitalization of the New Funds is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Funds after August 21, 2000.

                                                  StockJungle.com
                                             Market Leaders Growth Fund
                                    --------------------------------------------
                                                                     Pro Forma
                                      Existing           New          Combined
                                    -------------        ---       -------------
Total Net Assets                    $  574,961.67        $ 0       $  574,961.67
Shares Outstanding                     55,056.722          0          55,056.722
Net Asset Value Per Share           $       10.44        $ 0       $       10.44

                                                  StockJungle.com
                                              Pure Play Internet Fund
                                    --------------------------------------------
                                                                     Pro Forma
                                      Existing           New          Combined
                                    -------------        ---       -------------
Total Net Assets                    $  692,688.68        $ 0       $  692,688.68
Shares Outstanding                     78,041.911          0          78,041.911
Net Asset Value Per Share           $        8.88        $ 0       $        8.88

                                                  StockJungle.com
                                           Community Intelligence Fund
                                    --------------------------------------------
                                                                     Pro Forma
                                      Existing           New          Combined
                                    -------------        ---       -------------
Total Net Assets                    $6,795,723.98        $ 0       $6,795,723.98
Shares Outstanding                    452,233.254          0         452,233.254
Net Asset Value Per Share           $       15.03        $ 0       $       15.03

                          VOTING AND MEETING PROCEDURES

     You can vote by mail, phone, fax, internet, or in person at the Meeting.

     * To vote by mail, sign and send us the Proxy voting card which accompanies this Proxy Statement to the following address:

                               Proxy Tabulator
                               P.O. Box 9123
                               Hingham, MA 02043
                               re: StockJungle.com

     * To vote by fax, sign the Proxy voting card and fax it to 1-323-602-1917.

     *    To vote by phone, call us at 1-888-221-0697.

     *    To vote by internet, go to www.proxyweb.com.

     If you vote electronically by phone or internet, SJ Trust or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote will also be able to validate that his or her vote was received correctly.

     If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of SJ Trust in writing, or by returning a Proxy with a later date. You can also revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please vote prior to the Meeting. This will help us ensure that an adequate number of shares are present at the Meeting.

     In addition to the solicitation of proxies by electronic means, officers and employees of SJTrust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with that solicitation and the Meeting will be paid by the Adviser and not by SJTrust or any Fund. The Adviser, and not SJTrust or any Fund, will pay any costs associated with any adjournments (discussed below) and further solicitation.

     The SJ Declaration of Trust provides that a quorum of the shareholders of a Fund is 30% of the outstanding shares of the Fund entitled to vote. If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. All proxies voted, including abstentions, will be counted toward establishing a quorum. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the reorganization (or abstained) and vote against adjournment all proxies that voted against the reorganization.

     The Funds will be reorganized only if approved by a majority of the outstanding shares of each of the Funds. For this purpose, a "majority" of the outstanding shares of a Fund means the lesser of (i) more than 50% of the shares of the Fund entitled to vote at the Meeting, and (ii) 67% or more of the shares of the Fund present at the Meeting in person or by proxy, if the holders of more than 50% of the shares entitled to vote at the Meeting are present or represented by proxy. Abstentions do not constitute a vote "for" the reorganization and effectively result in a vote "against" the reorganization.

     Shareholders of each Fund at the close of business on August 21, 2000 will be entitled to be present and vote at the Meeting. Shareholders of each Fund will vote only with other shareholders of that Fund, separately from shareholders of any other Fund. As of that date, each of the Funds had outstanding and entitled to vote the following numbers of shares and total net assets:

       NAME OF FUND                      SHARES OUTSTANDING     TOTAL NET ASSETS
       ------------                      ------------------     ----------------
Market Leaders Growth Fund                    55,056.722          $  574,961.67
Pure Play Internet Fund                       78,041.911          $  692,688.68
Community Intelligence Fund                  452,233.254          $6,795,723.98

     The following tables show, to the knowledge of SJTrust's management, the percentage of the aggregate shares of each Fund owned at the close of business on August 21, 2000 by the officers and Trustees of SJTrust and the Adviser and by other persons owning beneficially more than 5% of the outstanding shares of each Fund:

                           MARKET LEADERS GROWTH FUND

                                                  Number of      Total Net     Percent of
      Name and Address                              Shares         Assets       the Fund
      ----------------                              ------         ------       --------
StockJungle.com, Inc.                             22,500.000    $ 234,928.36     40.86%
5750 Wilshire Blvd, Suite 560
Los Angeles, CA 90036

Clarissa Moore                                     7,665.472    $  80,037.19     13.92%
21 Georgetown North
Greenwich, CT 06831

Per Ingolf Strangeland                             5,965.688    $  62,289.28     10.83%
Aealra 9
Fuengirola, Spain 99999
Spain

All officers and Trustees of SJTrust and the       22,902.41    $ 239,125.58     41.58%
Adviser (including the above) in the aggregate

                             PURE PLAY INTERNET FUND

                                                  Number of      Total Net     Percent of
      Name and Address                              Shares         Assets       the Fund
      ----------------                              ------         ------       --------
Mark Edward Sale                                   7,845.435    $ 69,607.18      10.05%
1013 Dickinson Circle
Raleigh, NC 27614

Julian Smerkovitz                                  7,322.721    $ 64,969.49       9.38%
101 East 52nd Street
New York, NY 10022

Jeffrey Steven Lloyd                                5787.902    $ 51,352.06       7.41%
1941 Thayer Avenue
Los Angeles, CA 90025

Clarissa Moore                                     4,278.316    $ 37,958.58       5.48%
21 Georgetown North
Greenwich, CT 06831

All officers and Trustees of the Trust and the     10,246.42    $ 90,903.75      13.12%
Adviser (including the above), in the aggregate

                           COMMUNITY INTELLIGENCE FUND

                                                  Number of      Total Net     Percent of
      Name and Address                              Shares         Assets       the Fund
      ----------------                              ------         ------       --------
Zoom Invest Ltd                                   136,892.53   $2,052,266.36     30.20%
16 Quay General Guisan 1211
Geneva 3
Switzerland

Ruta Investments Ltd.                            125,549.278   $1,882,210.17     27.70%
14 South Swinton Avenue
Delray Beach, FL 33441

Parr Living Trust                                 26,438.081   $  396,354.46      5.83%
James and Traci Parr, Trustees
DID 12/17/97
27731 Rolling Wood Lane
San Juan Capistrano, CA 92675

All officers and Trustees of the Trust and the    24,711.698   $  349,843.84      5.14%
Adviser (including the above), in the aggregate

                               GENERAL INFORMATION

     The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the absence of any direction, they intend to vote FOR the reorganization and may vote in their discretion with respect to other matters that may be presented to the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     SJTrust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Proxy holders will vote on them in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. Neither SJTrust nor TIM is required, nor does it intend, to hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the SJTrust or TIM, as the case may be, at 2020 East Financial Way, Suite 105, Glendora, California 91741, Attention: Secretary. Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws.

NAMES AND ADDRESSES

     The Funds' investment adviser is StockJungle.com Investment Advisors, Inc., located at 5750 Wilshire Boulevard, Suite 560, Los Angeles, California 90036. The Funds' administrator is Investment Company Administration, L.L.C., located at 2020 East Financial Way, Suite 100, Glendora, California 91741. The Funds' transfer agent and accountant is currently Countrywide Fund Services, Inc., located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202; after October 23, 2000 it is anticipated that it will be Unified Fund Services, Inc., located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The Funds' distributor is First Fund Distributors, Inc., an affiliate of ICA, located at the same address as ICA indicated above. The Funds' custodian is Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

     PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY TO ASSURE A QUORUM AT THE MEETING.


                                        MICHAEL WITZ, PRESIDENT

Los Angeles, California
October 16, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND
                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND
                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

                       2020 East Financial Way - Suite 100
                           Glendora, California 91741
                            Telephone: (626) 852-1033

     This Statement of Additional Information relates specifically to the proposed reorganization of the StockJungle.com Market Leaders Growth Fund, StockJungle.com Pure Play Internet Fund, and StockJungle.com Community Intelligence Fund, which are series of StockJungle.com Trust. It consists of this cover page and the Statement of Additional Information of Trust for Investment Managers filed with the Securities and Exchange Commission as part of Registrant's Form N-1A Registration Statement on September 28, 2000.

     This Statement of Additional Information is not a prospectus. A Combined Proxy Statement and Prospectus dated September 28, 2000 relating to the proposed reorganization may be obtained from Trust for Investment Managers at the telephone number and address above. This Statement of Additional Information relates to, and should be read in conjunction with, that Combined Proxy Statement and Prospectus.

     The date of this Statement of Additional Information is September 28, 2000.